Exhibit 99.2


                     FIRST AMENDMENT TO OPERATING AGREEMENT


                                       OF


                                 CELLEMETRY LLC
                      A Delaware Limited Liability Company

         This FIRST AMENDMENT TO OPERATING AGREEMENT OF CELLEMETRY LLC (this "Amendment"), effective as of November 1, 1999, is made, executed and agreed to, for good and valuable consideration, by Numerex Corp., a Pennsylvania corporation ("Numerex"), BellSouth Wireless, Inc., a Georgia corporation ("BellSouth") and BellSouth Corporation, a Georgia corporation ("BellSouth Corporation").


                                    RECITALS

         A. BellSouth, Numerex and BellSouth Corporation are parties to the Operating Agreement of Cellemetry LLC, a Delaware limited liability company (the "Company") dated as of May 15, 1998 (the "Operating Agreement"), pursuant to which Numerex and BellSouth own, respectively, sixty percent (60%) and forty percent (40%) of the Percentage Interests of the Company.

         B. Simultaneously with the execution and delivery of this Amendment, each of Numerex and BellSouth intend to execute and deliver that certain Preferred Stock Purchase Agreement providing for the issuance by Numerex to BellSouth of 30,000 shares of Series A Preferred Stock of Numerex.

         C. The parties to this Amendment acknowledge and confirm that, as of the date of this Amendment, each of the Class I Member and the Class II Member has fully performed all of its respective obligations under the Operating Agreement and otherwise is in compliance with all terms and conditions of the Operating Agreement.

         D. The parties to the Operating Agreement desire to amend the Operating Agreement on the terms and conditions set forth in this Amendment.


                              TERMS AND CONDITIONS

         1. Incorporation of Recitals. The foregoing Recitals are hereby incorporated by this reference as if the same were set forth in full herein.

         2. Defined Terms.

                  a. Terms used in this Amendment with initial capital letters but not separately defined in this Amendment shall have the meanings ascribed to them in the Operating Agreement.

                  b. The following additional defined terms are added to Section
1.1 of the Operating Agreement:

                  "Numerex Loan" shall mean any loan made to the Company by or on behalf of Numerex pursuant to Section 4.8, including all interest accrued thereon.

                  "Prime Rate" shall mean the Prime Rate reported from time to time in The Wall Street Journal under "Money Rates" as of the relevant date(s), such rate to change as and when such reported rates change.

         3. Business Plan.

                  a. The defined term "Initial Business Plan" set forth in
Section 1.1 of the Operating Agreement is hereby deleted in its entirety. All references in the Operating Agreement to the term "Initial Business Plan" are hereby deleted. All references in the Operating Agreement to the "Initial or Modified Business Plan" shall hereafter be references to the Modified Business Plan.

                  b. The Members hereby adopt the business plan attached hereto as Exhibit 1 as the business plan for the Company for the period beginning on November 1, 1999 and continuing through and including November 1, 2004. The term "Modified Business Plan" as set forth in Section 1.1 of the Operating Agreement shall mean the business plan attached hereto as Exhibit 1.

         4. Class III Shares. Section 3.1.4 of the Operating Agreement is hereby deleted in its entirety. Pursuant to the terms of the Company's option plan, the Company granted to certain of its employees (the "Option Holders") options to acquire Class III Shares. No Class III shares have been issued. Numerex is in the process of preparing to offer to exchange such options for options to acquire shares of the capital stock of Numerex. The parties intend that, upon receiving the consent of the Option Holders to such exchange, there will be no outstanding rights to acquire Class III Shares. All references in the Operating Agreement to "Class III Members" and "Class III Shares" are hereby deleted.

         5. Capital Accounts; Capital Contributions; Numerex Loans.

                  a. The defined term "Additional Capital Contribution" set forth in Section 1.1 of the Operating Agreement is hereby deleted in its entirety. The term "additional Capital Contribution" shall be substituted for the term "Additional Capital Contribution" wherever in the Operating Agreement the term "Additional Capital Contribution" appears.


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

                  b. Simultaneous with the execution and delivery of this Agreement, Numerex shall transfer to the Company pursuant to the Contribution Agreement, attached hereto as Exhibit 3, the assets described therein.

                  c. Section 4.4 of the Operating Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "4.4 Negative Capital Accounts. No Member shall be required to pay to the Company or to any other Member any deficit or negative balance which may exist from time to time in such Member's Capital Account."

                  d. Section 4.5 of the Operating Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof.

                  "4.5 Company Capital. No Member shall be paid interest on any Capital Contribution to the Company or on such Member's Capital Account, and no Member shall have any right to demand the return of such Member's Capital Contribution (except upon dissolution of the Company pursuant to Article XIV), or to cause a partition of the Company's assets."

                  e. Schedule A to the Operating Agreement is hereby deleted in its entirety and Schedule A attached hereto is substituted in lieu thereof.
Schedule 4.6(a) to the Operating Agreement is hereby deleted in its entirety and
Schedule 4.6(a) to this Amendment is inserted in lieu thereof. The reference in
Section 3.1.7 to the license described in Schedule 4.6(a)(v) shall be deemed to be a reference to the license (or sublicense) owned by Uplink relating to gateway router and radio module technologies. In Section 12.17(iv), the words "(or the Agreed Value contributed to the Company pursuant to footnote 4 of Schedule 4.6(a), if applicable)" are hereby deleted.

                  f. The parties acknowledge and agree that, as of the date of this Amendment, they have made the respective capital contributions to the Company set forth on Schedule B attached hereto.

                  g. As part of its Capital Contributions to the Company referenced in Section 5.f. of this Amendment, the Class I Member shall, simultaneously with its execution of this Amendment, execute and deliver to the Company a promissory note substantially in the form attached hereto as Exhibit 2 (the "Promissory Note"). The Promissory Note shall evidence the Class I Member's obligation to contribute cash to the Company on the terms and conditions set forth therein.

                  h. Section 4.7(a) of the Operating Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

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

                           "(a) Class I Member. Except as provided in Section 4.7(c), the Class I Member shall not be required to make any additional contribution to the capital of the Company after October 31, 1999."

                  i. Section 4.7(b) of the Operating Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "(b) Class II Member. Except as provided in Section 4.7(c), the Class II Member shall not be required to make any additional contribution to the capital of the Company after October 31, 1999."

                  j. The first sentence of Section 4.7(c) of the Operating Agreement is hereby deleted and the following is inserted in lieu thereof:

                           "(c) After November 1, 2002, and after Numerex has satisfied its obligations set forth in Section 4.8, the Company shall make calls for any additional Capital Contributions pursuant to the approved Budget."

                  k. A new Section 4.8 is added to the Operating Agreement as follows:

                           "4.8 Numerex Loans. In the event that the Board reasonably determines from time to time that the Company requires additional cash for operations, Numerex shall make one or more loans to the Company in the aggregate amount of up to $5,500,000. If the Board reasonably determines that the Company requires additional cash for operations after such time as Numerex shall have made Numerex Loans in the aggregate amount of $5,500,000, Numerex shall thereafter have the right, but not the obligation, to make one or more additional loans to the Company. Each loan made by Numerex to the Company after November 5, 1999, other than any cash advance made pursuant to the terms of the Promissory Note, shall constitute a Numerex Loan. Each Numerex Loan shall bear interest at the Prime Rate commencing on the date such Numerex Loan was made. Until such time as the entire principal amount of all Numerex Loans, including all interest accrued thereon, is repaid to Numerex in accordance with Section 6.2(a), the outstanding principal amount of all such Numerex Loans shall bear interest cumulatively at the Prime

                           Rate, compounded quarterly. In no event shall any distributions be made pursuant to Article VI, until such time as all Numerex Loans shall have been repaid in full."

         6. Uplink Loan. Section 5.1.5 of the Operating Agreement is hereby deleted.

         7. Distributions. Section 6.2(a) of the Operating Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "(a) As and when determined by the Board, Net Cash shall be distributed not later than the thirtieth
                           (30th) day following the close of each quarter to the Members in proportion to their respective Percentage Interests in the Company."

         8. Actions by Board; Committees; Delegation of Authority and Duties.

                  a. The last sentence of Section 7.2.1 is deleted, and the following is inserted in lieu thereof:

                           "Notwithstanding anything in this Agreement to the contrary, the following actions shall require the prior approval of at least one Class II Manager, provided, that, in the case of Sections 7.2.1(c),
                           (d), (f) and (q) below, the consent of the Class II Manager shall not be unreasonably withheld, conditioned or delayed."

                  b. Section 7.2.1(k) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "(k) adopting a new business plan or making any material change to the Modified Business Plan."

                  c. Section 7.2.1(n) is hereby deleted.

                  d. Section 7.2.1(q) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "(q) appointment of the independent public accountants, which, shall be a nationally recognized accounting firm, or such other accounting firm as is mutually acceptable to the members."

         9. Schedule 12.3 to the Operating Agreement is hereby deleted in its entirety and Schedule 12.3 attached hereto is inserted in lieu thereof.


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

         10. Put Rights. Section 12.13 of the Operating Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "At any time after November 1, 2002, and until November 1, 2004, the Class II Member may request (the "Initial Request"), on one occasion, that the Company undertake an initial public offering ("IPO"). In addition, after November 1, 2004, the Class II Member may request (the "Second Request"), on one occasion, that the Company undertake an IPO. Such request(s) shall be presented to the Company and be in the form of a letter of intent or similar proposal from an investment banking firm (and approved by that firm's commitment committee(s) for IPO selection) with a national reputation which expresses a willingness to conduct an IPO on the Company's behalf as a firm commitment underwriting, which would include shares to be issued by the Company and sold by Class I and Class II Members as selling shareholders. In the event that the Class I Member elects not to proceed with the IPO pursuant to the First Request or the Second Request, for a period of six months commencing on the date of such request, the Class II Member shall have the right to require that the Class I Member purchase all or a portion of its Outstanding Shares by delivering notice to the Class I Member of the exercise of such right ("Put Notice"). In the event that the Class II Member timely delivers the Put Notice, the Class I Member shall purchase for cash the Class II Member's Outstanding Shares specified in the Put Notice, for a price equal to (a) the Fair Market Value multiplied by (b) a fraction, the numerator of which is the number of Class II Shares subject to the Put Notice and the denominator of which is the total number of Outstanding Shares, provided, that, in no event shall the aggregate purchase price paid by the Class I Member for all of the outstanding Class II Shares exceed $17.00 million. If the Class I Member purchases some or all of the Class II Shares pursuant to this Section 12.13 and the Company subsequently completes an IPO within one year of such purchase, then the Class I Member shall pay to the Class II Member an amount equal to the difference, if any, between the net price per share realized by the Company in the IPO and the price


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

                           per share paid by the Class I Member to the Class II Member, multiplied by the number of shares purchased by the Class I Member from the Class II Member pursuant to this Section 12.13.

         11. Failure to Achieve Goals. The first paragraph of Section 12.17 is hereby deleted and the following is inserted in lieu thereof:

                           "If the Company either (A) has not achieved
                           $9,780,500 of "service revenue cumulative" (as set forth on Table 8 of the Modified Business Plan) by November 1, 2002, (B) has losses in excess of $13,648,750 of "income before taxation cumulative" (as set forth on Table 8 of the Modified Business
                           Plan) by November 1, 2002, or (C) becomes insolvent or bankrupt at any time during the first three years after the date hereof, then, at Numerex's election, BellSouth may, as its sole remedy, either (a) put all of the outstanding Class II Shares to the Class I Member for $17.00 million, or (b) take the actions set forth below."

         12. Third Party Investment. A new Section 12.21 is hereby added to the Operating Agreement as follows:

                           "12.21 Third Party Investment. The Board may after the date of this Amendment seek to identify one or more third parties expressing an interest in making a strategic investment (the "Third Party Investment") of new capital in the Company in exchange for Shares representing up to fifteen percent (15%) of the Percentage Interests, and to negotiate with such party or parties the terms of such Third Party Investment. Notwithstanding anything to the contrary set forth in Section 7.2.1 of the Operating Agreement, BellSouth shall not unreasonably withhold, condition or delay its consent to any Third Party Investment proposed by the Board (whether or not the proposed investor is a Prohibited Transferee) unless BellSouth's Percentage Interest would be less than thirty-four percent (34%) after giving effect to such Third Party Investment."

         13. Liquidation and Termination.

                  a. Section 14.2(c) of the Operating Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "(c) the liquidator shall pay, satisfy or discharge from Company funds all of the debts, liabilities and obligations of the Company (including, without limitation, all Numerex Loans and all expenses incurred in liquidation) or otherwise make adequate provision for payment and discharge thereof (including, without limitation, the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the liquidator may reasonably determine."

                  b. Section 14.2(e)(iii) of the Operating Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "(iii) after allocations of Profits and Losses have been made pursuant to Article VI to pay to the Members the amounts of the remaining positive balances in their Capital Accounts (determined as of the date of such distribution);"

         14. Deficit Capital Accounts. Section 14.3 of the Operating Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "14.3 Deficit Capital Accounts. No Member shall have any obligation to restore a deficit balance, if any, in its Capital Account in the event of the occurrence of an event of dissolution pursuant to Section 14.1."

         15. Notices. The reference to Blank Rome Comisky & McCauley LLP and the accompanying address is hereby deleted and the following is inserted in lieu thereof:

                  "Arnold & Porter
                  555 12th Street, N.W.
                  Washington, D.C.  20004
                  Attn:  Richard E. Baltz, Esq."

         The address for notices for BellSouth Wireless, Inc. set forth in the Operating Agreement is hereby deleted and the following is inserted in lieu thereof:

                  BellSouth Wireless, Inc.
                  Suite 7H
                  1100 Peachtree Street
                  Atlanta, Georgia  30309
                  Attn:  John J. Jenkins
                  Fax:   404-249-6756


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

         16. Binding Effect. Subject to the restrictions set forth in this Amendment, this Amendment is binding on and inures to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns.

         17. Governing Law; Severability. THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AMENDMENT TO THE LAWS OF ANOTHER JURISDICTION. In the event of a direct conflict between the provisions of this Amendment and any provision of the Certificate or any mandatory provision of the Act or (to the extent such statute is incorporated into the Act, the Corporation Act), the applicable provision of the Certificate, the Act or the Corporation Act shall control. If any provision of this Amendment or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Amendment and the application of that provision to other Persons or circumstances is not affected thereby and that provision shall be enforced to the greatest extent permitted by law.

         18. Further Assurances. In connection with this Amendment and the transactions contemplated hereby, each party hereto shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Amendment and those transactions.

         19. Neutral Construction. The parties have negotiated this Amendment and all of the terms and conditions contained in this Amendment in good faith and at arms' length, and each party has been represented by counsel during such negotiations. No term, condition, or provision contained in this Amendment shall be construed against any party or in favor of any party (i) because such party or such party's counsel drafted, revised, commented upon, or did not comment upon, such term, condition, or provision; or (ii) because of any presumption as to any inequality of bargaining power between or among the parties. Furthermore, all terms, conditions, and provisions contained in this Amendment shall be construed and interpreted in a manner which is consistent with all other terms, conditions, and provisions contained in this Amendment.

         20. Arbitration. All claims, demands, disputes, controversies, differences, or misunderstandings between the parties arising out of, or by virtue of, this Amendment shall be submitted to and determined by arbitration in accordance with this Section. In the event of such a claim, demand, dispute, controversy, difference, or misunderstanding, Numerex on the one hand, and BellSouth and BellSouth Corporation on the other hand, shall each select one arbitrator and shall together select a third arbitrator who is neutral and unbiased, and who shall serve as the chairman of the panel. If the parties are unable to agree upon the third arbitrator, or if one of the parties is unable to or fails to select an arbitrator in accordance with this Section, the American Arbitration Association ("AAA") shall be designated by either party to appoint such arbitrator(s) to arbitrate the


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

matter in accordance with this Section. The matter shall be arbitrated under the rules of the AAA applicable to commercial arbitrations then obtaining, such arbitration to be held in Washington, D.C. At any time before a decision of the arbitration panel has been rendered, the parties may resolve the dispute by settlement. The decision of a majority of arbitrator(s) shall be the award of the panel of arbitrators and shall be made in writing setting forth the award, the reasons for the decision and such award shall be binding and conclusive on all parties, shall not be appealable and may include a finding for payment of the costs of such arbitration. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award. This Amendment to arbitrate is specifically enforceable by the parties to this Amendment.

         21. Counterparts and Effectiveness. This Amendment may be executed in several counterparts, each of which shall be treated as originals for all purposes, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart. The execution of this Amendment by facsimile signature shall be sufficient for all purposes and shall be binding on any party who so executes.

         22. Ratification. Except as modified hereby, the Operating Agreement, and its terms and provisions, are hereby ratified and affirmed, and shall remain in full force and effect.

         23. Administrative Matters. The parties hereby acknowledge and confirm the following, which shall constitute a separate agreement and not an amendment to the Operating Agreement:

                  a. Gordon Ray and Chuck McNew have resigned as Class I Managers and officers of the Company. The Class I Member has designated Andrew
J. Ryan and Stewart Drennan as the successor Class I Managers.

                  b. The Chief Operating Officer of the Company is Stewart Drennan. The Company has agreed to pay Mr. Drennan an annual salary of $150,000.

                  c. The Vice President - Finance of the Company is Peter Quinn. The Company has agreed to pay Mr. Quinn an annual salary of $120,000.

                  d. The Company's independent accountant is Grant Thornton, LLP.

         IN WITNESS WHEREOF, following adoption of this Amendment by the Board, the Members and the other parties have executed this Amendment as of the date first set forth above.

                                  BellSouth Wireless, Inc. (the Class II Member)

                                  By:  \s\  John J. Jenkins
                                       ----------------------------
                                  Name:   John J. Jenkins
                                  Title:  Vice President


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


                                  Numerex Corp. (the Class I Member)

                                  By:  \s\ Stratton J. Nicolaides
                                       ----------------------------
                                  Name:   Stratton J. Nicolaides
                                  Title:  Chief Operating Officer

                                  Cellemetry LLC (the Company)

                                  By: \s\ Peter Quinn
                                      -----------------------------
                                  Name:   Peter Quinn
                                  Title:  Vice President, Finance


                                   Schedule A
-------------------------------------------------------------------------------------------------------
                                                      Additional
                                      Capital         Capital         Class I     Class II    Percentage
Members' Names and Addresses          Contributions   Contributions   Shares      Shares      Interest
-------------------------------------------------------------------------------------------------------
Numerex Corp.                         $23,000,000     $0              540,000                 60.00%
100 Four Falls Corporate Center,
Suite 407,
Route 23 and Woodmont Road,
West Conshohocken, PA  19428-2961
-------------------------------------------------------------------------------------------------------
BellSouth Wireless, Inc.,             $15,333,333     $0                         360,000      40.00%
Suite 800
1100 Peachtree Street
Atlanta, GA  30309
-------------------------------------------------------------------------------------------------------


















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




                                   Schedule B

                     Capital Contributions of Class I Member

-------------------------------------------------------------------------------------------------------
                                                                      Agreed Value of Capital
Capital Contribution                                                  Contribution
-------------------------------------------------------------------------------------------------------
1. Previous contributions by the Class I Member to the Capital of          $20,189,000
the Company, including contribution of Uplink shares pursuant to the Contribution Agreement
-------------------------------------------------------------------------------------------------------
2. Termination of all outstanding options to acquire Class III              $1,533,320
Shares in exchange for issuance of options to acquire shares of the capital stock of Numerex
-------------------------------------------------------------------------------------------------------
3. Obligations of the Class I Member under the Promissory Note              $1,228,157
-------------------------------------------------------------------------------------------------------
4. Cash contributed by Numerex pursuant to the terms of the                    $49,523
Contribution Agreement
-------------------------------------------------------------------------------------------------------
  Total                                                                    $23,000,000
-------------------------------------------------------------------------------------------------------